Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Unfunded Commitments—The Company generally funds construction and development loans and build-outs of space in real estate assets over a period of time if and when the borrowers and tenants meet established milestones and other performance criteria. The Company refers to these arrangements as Performance-Based Commitments. In addition, the Company sometimes establishes a maximum amount of additional funding which it will make available to a borrower or tenant for an expansion or addition to a project if it approves of the expansion or addition in its sole discretion. The Company refers to these arrangements as Discretionary Fundings. Finally, the Company has committed to invest capital in several real estate funds and other ventures. These arrangements are referred to as Strategic Investments.

As of December 31, 2016, the maximum amount of fundings the Company may be required to make under each category, assuming all performance hurdles and milestones are met under the Performance-Based Commitments, that it approves all Discretionary Fundings and that 100% of its capital committed to Strategic Investments is drawn down, are as follows ($ in thousands):

	Loans and Other Lending Investments(1)	Real Estate	Other Investments	Total
Performance-Based Commitments	$366,287	$14,616	$25,574	$406,477
Strategic Investments	—	—	45,540	45,540
Total(2)	$366,287	$14,616	$71,114	$452,017
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(1)	Excludes $158.7 million of commitments on loan participations sold that are not the obligation of the Company.

(2)	The Company did not have any Discretionary Fundings as of December 31, 2016.
Other Commitments—Total operating lease expense for the years ended December 31, 2016, 2015 and 2014 was $5.9 million, $6.0 million and $5.8 million, respectively. Future minimum lease obligations under non-cancelable operating leases are as follows ($ in thousands):

2017	$5,463
2018	4,552
2019	3,692
2020	3,696
2021	1,439
Thereafter	3,752

Legal Proceedings—The Company and/or one or more of its subsidiaries is party to various pending litigation matters that are considered ordinary routine litigation incidental to the Company's business as a finance and investment company focused on the commercial real estate industry, including loan foreclosure and foreclosure-related proceedings. In addition to such matters, the Company is a party to the following legal proceedings:

Shareholder Action
On March 7, 2014, a shareholder action purporting to assert derivative, class and individual claims was filed in the Circuit Court for Baltimore City, Maryland naming the Company, a number of our current and former senior executives (including our chief executive officer) and current and former directors as defendants.  The complaint sought unspecified damages and other relief and alleged breach of fiduciary duty, breach of contract and other causes of action arising out of shares of our common stock issued by the Company to our senior executives pursuant to restricted stock unit awards granted in December 2008 and modified in July 2011. On October 30, 2014, the Circuit Court granted the Company’s motion to dismiss all of plaintiffs' claims in this action. Plaintiffs appealed the dismissal of their claims and, on January 28, 2016, the Maryland Court of Special Appeals affirmed the order of the Circuit Court. Plaintiffs filed a petition for certiorari with the Maryland Court of Appeals, which agreed to hear the appeal. On January 20, 2017, the Maryland Court of Appeals (Maryland’s highest court) issued its opinion affirming the dismissal of all of plaintiffs’ claims against the Company and the other defendants.

U.S. Home Corporation ("Lennar") v. Settlers Crossing, LLC, et al. (Civil Action No. DKC 08-1863)
On January 22, 2015, the United States District Court for the District of Maryland (the "Court") entered a judgment in favor of the Company in the matter of Lennar v. Settlers Crossing, LLC, et al. (Civil Action No. DKC 08-1863). The litigation involved a dispute over the purchase and sale of approximately 1,250 acres of land in Prince George’s County, Maryland. The Court found that the Company is entitled to specific performance and awarded damages to it in the aggregate amount of: (i) the remaining purchase price to be paid by Lennar of $114.0 million; plus (ii) interest on the unpaid amount at a rate of 12% per annum, calculated on a per diem basis, from May 27, 2008, until Lennar proceeds to settlement on the land; plus (iii) real estate taxes paid by the Company; plus (iv) actual and reasonable attorneys' fees and costs incurred by the Company in connection with the litigation. Lennar appealed the Court's judgment and has posted an appeal bond. The Court granted Lennar's motion to stay the judgment pending appeal and also clarified the judgment that the unpaid amount will accrue simple interest at a rate of 12% annually, including while the appeal is pending. In the pending appeal before the United States Court of Appeals for the Fourth Circuit, oral argument is scheduled to be held on March 23, 2017. There can be no assurance as to the timing or actual receipt by the Company of amounts awarded by the Court or the outcome of the appeal. A third party purchased a participation interest in the Company's original loan and as of December 31, 2016 holds a 4.3% participation interest in all proceeds.

On a quarterly basis, the Company evaluates developments in legal proceedings that could require a liability to be accrued and/or disclosed. Based on its current knowledge, and after consultation with legal counsel, the Company believes it is not a party to, nor are any of its properties the subject of, any pending legal proceeding that would have a material adverse effect on the Company's consolidated financial statements.